Securian AM Balanced Stabilization Fund

Class A Shares (Ticker: VVMAX)

Institutional Class Shares (Ticker: VVMIX)

Securian AM Equity Stabilization Fund

Class A Shares (Ticker: VMEAX)

Institutional Class Shares (Ticker: VMEIX)

Each a series of Investment Managers Series Trust

Supplement dated September 9, 2022 to the

Prospectus, Statement of Additional Information (“SAI”),

and Summary Prospectuses, each dated January 1, 2022, as supplemented.

Effective September 2, 2022, Craig Stapleton no longer serves as a portfolio manager of the Securian AM Balanced Stabilization Fund and Securian AM Equity Stabilization Fund (the “Funds”). Accordingly, all references in the Prospectus, SAI and Summary Prospectuses to Mr. Stapleton as a portfolio manager of the Funds are hereby deleted. Jeremy Gogos, Ph.D., CFA, and Merlin L. Erickson will continue to serve as portfolio managers of the Funds.

Please file this Supplement with your records.